Exhibit 99.1

Washington DC & Philadelphia Property Tours July 12 - 13, 2011 AIMCO The Sterling Apartment Homes Philadelphia Riverside Apartment Homes Alexandria, VA

Washington DC

Market Overview Washington DC Metro District of Columbia Suburban VA Suburban MD DC Metro Average

Aimco Portfolio Conventional Affordable Washington DC Metro

Aimco Conventional Portfolio * Average Daily Occupancy Washington DC Metro

Foxchase Apartments Community Features: Swimming pool Fitness center Tennis court Volleyball court Business center Laundry facility Controlled access Clubhouse Broadband internet access Car care center Near public transportation Extra storage Unit Features: Upgraded kitchen and bath Upgraded features Washer / dryer Balcony / patio Air conditioning Cable / satellite TV ready Microwave High Speed Internet Access

Key Towers Apartments Community Features: Controlled access Fitness center Swimming pool Barbecue area Broadband internet access Laundry facility Pet friendly Near public transportation Unit Features: Walk-in closets Bay window Balcony / patio Air conditioning Fireplace Ceramic tile foyer Wood floors Ceiling Fan Penthouse Breakfast bar GE Appliances Cable TV ready Close to parking

Latrobe Apartments Community Features: Controlled access Parking garage / covered parking Fitness center Broadband internet access Laundry facility Pet friendly Near public transportation Unit Features: Upgraded kitchen and bath GE appliances European washer / dryer Balcony / patio Wood floors Air conditioning Cable TV ready Microwave Furnished available

Latrobe Apartments Redevelopment Buildings, Common Areas & Site: New fitness center addition to building with state of the art fitness equipment New E-Lounge and outdoor patio added in place of a studio apartment on the first floor. E-Lounge equipped with cafe seating on the interior, flat screen television, a computer station with multifunction copier/fax/printer/scanner. E- Lounge and outdoor patio serviced with free WiFi. Reconfigured leasing office, renovated lobby and common areas on the first floor Renovated the roof top deck with new pavers, planters, furniture, railings and a water feature. Wi-Fi made available on the roof. New monument and signage throughout Exterior lighting to enhance entry and appearance of building Replaced existing storefront at building entry New carpet, carpet base, lighting, and paint in corridors New elevator cab interiors Converted all but two of the existing laundry rooms to storage and provided additional storage in the garage Bicycle repair center located in the garage with tools available for check out by residents Energy conservation upgrades Before

Latrobe Apartments Redevelopment Unit Interior Upgrades (Standard Units): Granite counter tops and pass thru sill Maple-stain cabinets in units requiring replacement Laminate floating floor in units requiring replacement Stainless steel appliances in kitchen including an ice maker in refrigerator and microwave over range New Energy Star hot water heater in all units New bathroom cabinetry in units requiring replacement Cultured marble countertop and sink in bathrooms Ceramic floor in bathroom for units requiring replacement Ceramic tile surround overlay, new shower and tub fixtures, new bathroom light fixture Panelized doors and hardware for all doorways and closets New combination washer/dryer Faux wood blinds for windows Two tone paint for entire unit New base molding New carpet in living, dining and bedrooms New closet shelving New light fixtures in entry and dining New crown molding in common area of unit Unit Interior Upgrades (Upgraded Units): In addition to standard unit upgrades: New cherry-stain cabinets in kitchen and bathrooms Upgraded appliances Upgraded ceramic floor in bathroom Upgraded ceramic tub surround Granite countertop with porcelain under-mount sink in bathroom Engineered wood flooring in entry foyer, living and dining Upgraded blinds After

Wah Luck House Community Features: Affordable community, primarily serving the elderly Convenient "China Town" location Controlled access Covered parking available Community room 24-hour maintenance On-site laundry Near public transportation Unit Features: Cable and internet ready Balcony / patio Central air conditioning

Merrill House Apartments Community Features: Controlled access Swimming pool Barbecue area Clubhouse Laundry facility Free WiFi Broadband internet access Pet friendly Near public transportation Extra storage Unit Features: Upgraded features Walk-in closets Balcony / patio Air conditioning Cable TV ready Climate control High speed internet access Close to parking

Riverside Apartments Community Features: Gated entrance Swimming pool Fitness center Movie screening room Tennis court Barbecue area Clubhouse Volleyball court Business center Broadband internet access Laundry facility Free WiFi Near public transportation Unit Features: Upgraded kitchen and bath Ceramic tile floors Washer / dryer Balcony / patio Premium finish level in bedroom Wood floors

Riverside Apartments Redevelopment Clubhouse and Athletic Facility: Constructed new 12,000 sq. ft. free-standing building New state-of-the-art athletic facility staffed by athletic professionals Aerobic room, weight room 25 meter lap pool Hot Tub Media center Club room New pool New pool/gym bath & locker rooms New kitchen/serving area Outdoor movie screening center Concierge and security center New leasing/sales office Common Areas: Professionally designed upgraded lobby and finishes New tenant business center with computers and internet access New tenant storage areas New model units New mail center and business office New common area bathrooms New party room in East Wing New property-wide security system/cameras Before

Riverside Apartments Redevelopment Building One Unit Interior Upgrades: Laminate simulated wood flooring in the foyer/hallway and kitchens New carpet in the bedrooms and living room Internet/cable/telephone wiring Full size stackable washer/dryers New windows and window coverings New sliders and balcony screens New entrance door, 2-panel interior doors Granite vanity tops in the bathrooms New ceramic tile and fixtures in the bathrooms New black colored appliances New solid wood cabinetry and granite counter tops in kitchen New light fixtures including track lighting Floors 14 and 15 and Other Upgraded Units: In addition to standard unit upgrades Laminate simulated wood flooring in the living/dining rooms New solid wood cabinetry and granite counter tops kitchen New stainless steel appliances After

Philadelphia

Market Overview Philadelphia

Aimco Portfolio Philadelphia * University housing property Conventional Affordable

Aimco Conventional Portfolio Philadelphia * Average Daily Occupancy

Park Towne Place Apartments Community Features: Full concierge service Swimming pool Fitness center Movie screening room Business center Clubhouse Controlled access Parking garage and covered parking University shuttle service Laundry facility Broadband internet access Corporate billing available Near public transportation Unit Features: Upgraded kitchen Remodeled interior Walk-in closets Air conditioning Balcony / patio Cable TV ready Microwave Penthouse Stackable washer / dryer

Park Towne Place Redevelopment Buildings, Common Areas & Site: New leasing center, fitness center and club room with billiards, bar area, and card tables. Common laundry facility and WiFi Lounge all accessible through interior corridor from the leasing area. Lobbies renovated and hallways upgraded including carpet, paint, brighter lighting, and additional hard surface immediately outside elevators. Laundry rooms on each floor enhanced with new flooring, paint, and lighting. Plazas reconstructed to enhance appearance and comfort. New great lawn to be created in the center of buildings to provide an open recreation area. Replace entrance canopies and cafe roof. Before After

Chestnut Hall Apartments Community Features: Blocks away from Wharton, University of Pennsylvania, and Drexel University Broadband internet access Laundry facility High rise Gas & water utilities included Near public transportation Unit Features: Upgraded kitchen Walk-in closets Bay window Air conditioning Cable TV ready Climate control

University Square Apartments Community Features: Affordable community, primarily serving the elderly Air conditioning Alarm system Gas and electric utilities included Water, sewer and trash included Fitness center Laundry facility Covered parking Pet friendly Near public transportation Community Awards: Award Winner: Exemplary Development for the Elderly, NAHMA NAHMA Communities of Quality Apartment Associations of Greater Philadelphia Awards for Excellence in Curb Appeal, Maintenance, Resident Services and Overall Excellence

The RiverLoft Apartments Community Features: Fitness center Broadband internet access Business center Controlled access High rise Parking garage Near public transportation Pet friendly Extra storage space Unit Features: Upgraded kitchen and appliances Upgraded features Granite countertops Wood floors High ceilings Washer / dryer Air conditioning Cable / satellite TV ready Microwave Climate control Furnished available Internet access

The Sterling Apartments Community Features: Full concierge service Parking garage and covered parking Fitness center Swimming pool Controlled access Broadband internet access Near public transportation ATM Unit Features: Upgraded features Walk-in closets Air conditioning Balcony / patio Cable TV ready Wood floors Handicap Accessible Stackable washer / dryer